UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

 (650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 19, 2014, Essex Property, Trust, Inc. (“Essex”) issued a press release announcing the preliminary results of the previously announced exchange offers (the “Exchange Offers”) by its operating partnership, Essex Portfolio, L.P. (“EPLP”), to exchange any and all of the 5.500% Senior Notes due 2017, 5.200% Senior Notes due 2021 and 3.375% Senior Notes due 2023 (collectively, the “Existing Notes”) issued by BRE Properties, Inc. (“BRE”), which in accordance with the merger agreement, dated December 19, 2013, between Essex and BRE, is expected to be merged into a wholly owned subsidiary of Essex (the “BRE Merger”), for new 5.500% Senior Notes due 2017, 5.200% Senior Notes due 2021 and 3.375% Senior Notes due 2023, respectively, issued by EPLP and guaranteed by Essex and solicitations of consents to amend the terms of the indentures that govern the Existing Notes. In addition to other customary closing conditions, the Exchange Offers are conditioned upon the consummation of the BRE Merger.  The closing of the BRE Merger, however, is not conditioned upon the consummation of the Exchange Offers. Pursuant to Rule 135c under the Securities Act of 1933, as amended, EPLP is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 19, 2014, announcing the Preliminary Results of the Exchange Offers and Consent Solicitations.

Additional Information and Where to Find It

In connection with the proposed BRE merger, Essex has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-193620) and  Essex and BRE have filed with the SEC a definitive joint proxy statement/prospectus sent to the security holders of Essex and BRE on or about February 18, 2014 seeking their approval of the proposed BRE merger. Essex and BRE will file other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ESSEX AND BRE ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 14, 2014, WHICH WAS SENT TO SECURITY HOLDERS OF ESSEX AND BRE ON OR ABOUT FEBRUARY 18, 2014 (INCLUDING ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC), AS THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC are available free of charge on Essex’s website at www.essexpropertytrust.com or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the SEC are available free of charge on BRE’s website at www.breproperties.com or by contacting BRE Investor Relations at 415-445-3745. Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from Essex or BRE using the sources indicated above. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 19, 2014	ESSEX PROPERTY TRUST, INC.

	By:	/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President and Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By: Essex Property Trust, Inc.
Its: General Partner

	By:	/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 19, 2014, announcing the Preliminary Results of the Exchange Offers and Consent Solicitations.